UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)               November 14, 2003
                                                               -----------------


                                  CERBCO, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


      0-16749                                                   54-1448835
-------------------------------------- -----------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)



3421 Pennsy Drive, Landover, Maryland                            20785-1608
-------------------------------------- -----------------------------------------
(Address of principal executive offices)                         (Zip Code)



               Registrant's telephone number including area code:
                              (301) 773-1784 (tel)
                              (301) 322-3041 (fax)


                                      None
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

See  press release of the registrant dated November 14, 2003 attached hereto.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2003                CERBCO, Inc.
                                       ----------------------------------------
                                       (Registrant)


                                       By: /s/ Robert W. Erikson
                                       ----------------------------------------
                                       Robert W. Erikson
                                       President

                                                                   PRESS RELEASE
                                                           For Immediate Release

                  CERBCO REPORTS FIRST QUARTER FY 2004 RESULTS

     LANDOVER, MD, November 14, 2003 - CERBCO, Inc. [OTC: CERB] reported a consolidated loss from continuing operations of -$852,434 (-$0.58 per share) and consolidated net earnings of $519,370 ($0.35 per share) for the first quarter of fiscal year 2004. In the first quarter of the previous fiscal year, the Company recognized a consolidated loss from continuing operations of -$182,670 (-$0.12 per share) and a consolidated net loss of -$293,401 (-$0.20 per share). Sales of $1,782,882 and $2,602,127 recognized by Insituform East, Incorporated
("Insituform East"), now known as INEI Corporation, the Company's majority-controlled and then only operating segment, for the three months ended September 30, 2003 and 2002, respectively, are included in the loss from discontinued operations.

                         CONSOLIDATED FINANCIAL SUMMARY

                                                                  Three Months Ended September 30,
                                                                  --------------------------------
                                                                     2003                   2002
                                                                     ----                   ----

Sales                                                             $        -            $       -
                                                                  ==========           ==========

Loss from Continuing Operations                                   $ (852,434)           $(182,670)

Earnings (Loss) from Discontinued Operations                       1,371,804             (110,731)
                                                                  ----------           ----------

Net Earnings (Loss)                                               $ 519,370             $(293,401)
                                                                  ==========           ==========
Basic and Diluted Earnings (Loss) per Share:

Loss from continuing operations                                    $   (0.58)           $   (0.12)

Earnings (loss) from discontinued operations                            0.93                (0.08)
                                                                  ----------           ----------

Net earnings (loss) per share                                      $    0.35            $   (0.20)
                                                                  ==========           ==========
Basic and Diluted Weighted Average Shares
    Outstanding                                                    1,482,956            1,482,956

     The Company attributed its favorable results for the quarter ended September 30, 2003 to the discontinued operations of Insituform East. Insituform East recognized net earnings of $3,493,155, contributing earnings from discontinued operations of $1,371,804 (39.3%) to the Company, primarily as a result of a $5.5 million sale of substantially all of its business under an Asset Sale closed on September 5, 2003. Insituform East recognized a gain of approximately $5.0 million on the sale.

     Consistent with the Asset Sale, the Insituform East Board of Directors has undertaken certain additional transactions designed to maximize Insituform East stockholder value. In this regard, on July 24, 2003, Insituform East entered into a Real Estate Contract of Sale for the potential sale of its principal real estate assets. Insituform East currently anticipates that additional transactions will take the form of the liquidation of its remaining assets, including the sale or disposition of the assets of Try Tek Machine Works, Inc., a wholly-owned subsidiary of Insituform East, and the satisfaction of Insituform East's liabilities, including personnel termination and related costs, sale transaction expenses and final liquidation costs.

     After completion of the Asset Sale, Insituform East held as of September 30, 2003:

     o Two contiguous parcels of improved real property located in Landover, Maryland, historically held for the purpose of housing its corporate headquarters and cured-in-place pipe ("CIPP") business operations and which are the subject of the Real Estate Contract of Sale, which contemplates the sale of these properties for a combined price of $5,215,000;

     o One parcel of improved real property located in Hanover, Pennsylvania, used to house the business of Try Tek, which custom designs and builds machinery, including machinery used to rehabilitate pipelines using CIPP processes;

     o Cash and cash equivalents in the approximate amount of $2,400,000, substantially all of which represents residual net proceeds from the Asset Sale;

     o Residual inventory and equipment not part of the Asset Sale in the approximate amount of $1,000,000; and

     o    Accounts receivable in the approximate amount of $1,800,000.

     Insituform East and, consequently, the Company, has not had any ongoing operations subsequent to the Asset Sale, other than those of Try Tek, and those operations were significantly curtailed after September 30, 2003.

     On September 24, 2003, the Insituform East Board of Directors concluded that dissolution of Insituform East, liquidation, and distribution of its assets would be in the best interest of Insituform East and its stockholders. The Insituform East Board preliminarily adopted a plan of dissolution and liquidation and intends to submit the definitive plan and the proposed dissolution to a vote of stockholders at Insituform East's next annual meeting, currently anticipated to be held during the quarter ending March 31, 2004.

     Likewise, on September 24, 2003, the Company's Board of Directors also concluded that dissolution of the Company, liquidation, and distribution of its assets would be in the best interest of the Company and its stockholders. The CERBCO Board also preliminarily adopted a plan of dissolution and liquidation and intends to submit the definitive plan and proposed dissolution to a vote of stockholders at the Company's next annual meeting, also currently anticipated to be during the quarter ending March 31, 2004.

     This  report  contains  forward-looking  statements  within the  meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on certain assumptions and describe future plans, strategies, and expectations of the Company are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project" or similar expressions. Forward-looking statements such as these involve known and unknown risks, uncertainties and other important factors that could cause the Company's actual results, performance or achievements, or other subjects of such statements, to differ materially from the Company's expectations regarding such matters expressed or implied by such forward-looking statements. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Although the Company believes that the expectations reflected in its forward-looking statements contained herein are reasonable, it cannot guarantee future events or results. Except as may be required under federal law, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur.

     CERBCO, Inc. [OTC:CERB] is a parent holding company with controlling interest in INEI Corporation [OTC:INEI] (formerly known as Insituform East, Incorporated).

                                      * * *
Contact:      Robert W. Erikson                      George Wm. Erikson
              President                              Chairman
              (301) 773-1784                         (301) 773-1784